UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

Cibus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 450-0008

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.0001 par value per share	CBUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously reported, on May 31, 2023, Cibus, Inc. (formerly Calyxt, Inc.) consummated a 1-for-5 reverse stock split of its common stock (including associated rounding, the “Reverse Split”) and, immediately thereafter consummated its business combination with Cibus Global, LLC (the “Merger”).

Effective as of June 1, 2023, after giving effect to the consummation of the Reverse Split and the Merger, the number of shares of issued and outstanding common stock of Cibus, Inc. (the “Company”) was as set forth below.

The Company’s shares outstanding, effective at June 1, 2023, are:

•	21,166,659 shares of common stock, comprising:

•	16,524,023 shares of Class A common stock, par value 0.0001 per share (“Class A Common Stock”); and

•

4,642,636 shares of Class B common stock, par value 0.0001 per share (“Class B Common Stock”), which are generally exchangeable, as a paired unit together with an equal number of Cibus Global, LLC (“Cibus Global”) membership units (“Cibus Global Common Units”), for shares of Class A Common Stock on a one-for-one basis.

In addition, 1,019,282 restricted shares of Class A Common Stock granted pursuant to the Cibus, Inc. 2017 Omnibus Incentive Plan, which are subject to vesting, were issued and outstanding as of June 1, 2023.

Holders of Class A Common Stock and Class B Common Stock are generally entitled to vote together on all matters on which stockholders are entitled to vote generally. Holders of Class B Common Stock do not have any economic rights, including with respect to dividends and distributions, as stockholders of Cibus, Inc. However, holders of Class B Common Stock, by virtue of their holdings of an equal number of Cibus Global Common Units, are entitled to receive their pro rata portion of (a) any distributions declared by Cibus Global and (b) any distribution upon a liquidation, dissolution or winding up of Cibus Global.

The description of the rights of the Class A Common Stock and Class B Common Stock included herein does not purport to be complete and is qualified in its entirety by the full text of the Description of the Registrant’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934, filed as Exhibit 99.1 hereto, the Second Amended and Restated Certificate of Incorporation of Cibus, Inc., dated May 31, 2023, filed as Exhibit 3.2 to the Current Report on Form 8-K filed on June 1, 2023, the Amended and Restated Bylaws of Cibus, Inc., dated May 31, 2023, filed as Exhibit 3.3 to the Current Report on Form 8-K filed on June 1, 2023, the second amended and restated limited liability company agreement of Cibus Global, dated May 31, 2023, filed as Exhibit 10.4 to the Current Report on Form 8-K filed on June 1, 2023, and the Cibus, Inc. 2017 Omnibus Incentive Plan (As Amended), filed as Exhibit 10.7 to the Current Report on Form 8-K filed on June 1, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Description of the Registrant’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Cibus, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2023

CIBUS, INC.

By:	/s/ Rory Riggs
Name:	Rory Riggs
Title:	Chief Executive Officer and Chairman